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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

                          Date of Report: July 16, 1996
                        (Date of earliest event reported)

                       PIONEER-STANDARD ELECTRONICS, INC.
           ----------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            Ohio                         0-5734                34-0907152
- -------------------------------   ---------------------  ----------------------
(State or other jurisdiction of   (Commission File No.)      (I.R.S. Employer
  incorporation)                                         Identification Number)

     4800 East 131st Street, Cleveland, Ohio                   44105
- --------------------------------------------------           -----------
     (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:          (216) 587-3600
                                                             ----------------



                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PIONEER-STANDARD ELECTRONICS, INC.

                                     By: /s/ John V. Goodger
                                        ---------------------------------
                                         John V. Goodger, Vice President,
                                         Treasurer and Asst. Secretary

Date:  July 19, 1996

                                Page 1 of 5 Pages
                         Exhibit Index Appears on Page 3



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Item 5.  Other Events
- ---------------------

     On July 16, 1996, Pioneer-Standard Electronics, Inc. reported its June 30, 1996 results in a press release.

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                                    EXHIBITS
                                    --------

Number                     Description                                Page
- ------                     -----------                                ----

  99                       Press Release issued by the Company          4
                           on July 16, 1996

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